UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 29, 2021

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Newport News	4101 Washington Avenue Virginia	23607
(Address of principal executive offices)		(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 29, 2021, Huntington Ingalls Industries, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. The following matters were submitted to a vote of the stockholders.

Item 1 - Election of Directors

Votes regarding the election of 11 directors, for terms ending in 2022, were as follows:

Name	For	Withheld	Broker Non-Votes
Philip M. Bilden	32,780,970	357,663	2,875,013
Augustus L. Collins	32,850,885	287,748	2,875,013
Kirkland H. Donald	31,292,937	1,845,696	2,875,013
Victoria D. Harker	24,467,552	8,671,081	2,875,013
Anastasia D. Kelly	32,606,667	531,966	2,875,013
Tracy B. McKibben	32,734,390	404,243	2,875,013
Stephanie L. O’Sullivan	32,891,704	246,929	2,875,013
C. Michael Petters	32,843,309	295,324	2,875,013
Thomas C. Schievelbein	32,700,608	438,025	2,875,013
John K. Welch	31,667,489	1,471,144	2,875,013
Stephen R. Wilson	32,825,673	312,960	2,875,013

Item 2 - Proposal to Approve the Company’s Executive Compensation on an Advisory Basis

Votes on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
32, 038,472	955,377	144,784	2,875,013

Item 3 - Proposal to Ratify the Appointment of the Company’s Independent Auditors

Votes on a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2020 were as follows:

For	Against	Abstentions	Broker Non-Votes
35,609,827	340,034	63,785	0

Item 4 – Proposal to approve Amendment to Restated Certificate of Incorporation to Eliminate Remaining Supermajority Voting Requirements

Votes on proposal to approve an amendment to Restated Certificate of Incorporation to eliminate remaining supermajority voting requirements were as follows:

For	Against	Abstentions	Broker Non-Votes
32,837,447	247,387	53,799	2,875,013

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: May 3, 2021	By:	/s/ Charles R. Monroe, Jr.
Charles R. Monroe, Jr.
Corporate Vice President,
Associate General Counsel and Secretary